UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2014

Date of reporting period:	November 1, 2013 — April 30, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PPGAX

Putnam Global Sector Fund

Semiannual report 4|30|14

A world of investing.®

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of companies in markets around the world.

Putnam
Global Sector
Fund

Semiannual report
4 | 30 | 14

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Shareholder meeting results	31

Consider these risks before investing: Our allocation of investments among the underlying funds may hurt performance. In addition, the fund’s performance is subject to the risks that may affect the performance of the underlying funds, which are as follows. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. An underlying fund may have a policy of concentrating on a limited group of industries and may be non-diversified. Because an underlying fund may invest in fewer issuers, it is vulnerable to common economic forces and may result in greater losses and volatility. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Global stock markets continue to advance, albeit at a slower pace than in 2013, as the recovery in economies around the world progresses.

In the United States, recent improvements in the vital areas of employment, manufacturing, and consumer sales appear to have returned the economy to its upward trajectory. Likewise, capital spending by businesses — a key variable needed to support continued economic expansion — has risen. This strength, along with the leadership transition at the Federal Reserve, has fueled debate about future monetary policy.

In this environment, we believe Putnam’s commitment to active fundamental research and new ways of thinking can serve the best interests of investors. We are pleased to report that this commitment has played a positive role in investment performance. Barron’s has ranked Putnam second among 55 fund families based on total return across asset classes for the five years ending in December 2013.

We also believe that it is worthwhile to meet with your financial advisor periodically to discuss the range of strategies that Putnam offers. Your advisor can help you assess your individual needs, time horizon, and risk tolerance — crucial considerations as you work toward your investment goals.

Putnam Global Sector Fund

A world of sectors in one portfolio

Putnam Global Sector Fund incorporates the best of our global research organization into a single portfolio. It invests in eight of Putnam's global sector funds and provides exposure to all sectors of the MSCI World Index (ND).

> "Our process is a collaborative effort across the firm that emphasizes outside-the-box critical thinking."
>
> **Aaron M. Cooper, CFA**
> Portfolio Manager
> *Director of Global Equity Research*

Pursues opportunities around the globe

Since U.S. companies represent only a portion of the total worldwide market capitalization, targeting stocks around the globe is an important investment strategy. However, finding the right stocks in the broad universe of domestic and international markets requires rigorous research. Putnam analysts, who are located in Boston, London, and Singapore, have in-depth knowledge of global markets and work to find information that the markets haven't already factored into stock prices.

Actively managed funds and a team of analysts

The fund represents the best ideas and stock recommendations from approximately 40 analysts covering over 1,000 companies. Each underlying Putnam global sector fund is actively managed, which means investments are constantly monitored and adjusted as business fundamentals, market conditions, or opportunities change.

Invests in eight Putnam sector funds

7890

Consumer	Financials	Health Care	Industrials	Natural Resources	Technology	Telecommunications	Utilities
Retail stores, restaurants, media, hotels, food and beverages	Banking, insurance, real estate, credit cards, brokerages	Health-care service providers, pharmaceuticals, biotechnology, medical devices	Airlines, railroads, aerospace and defense, construction, machinery, transportation	Oil and gas, metals, mining, paper, chemicals, natural resources equipment	Computer hardware, software, storage, and security; consulting and Internet services	Telephone equipment and services, mobile Internet, fiber-optic cable	Electric power, natural gas, wind, solar, and hydropower

2 Global Sector Fund

Global Sector Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	Global Sector Fund

Interview with your fund’s portfolio manager

How would you describe the market environment during the six months ended April 30, 2014?

The first part of the period was positive for stocks, with a variety of markets around the world posting strong performance. However, the harsh winter weather in the United States caused a pronounced slowdown in business activity. Meanwhile, market volatility picked up and some areas perceived to be riskier than others — including a variety of emerging-market countries — struggled with capital outflows and currency depreciation. On the whole, though, global markets looked through this lull in the data — as did the U.S. Federal Reserve, which in January initiated its long-planned gradual tapering of economic stimulus.

In the context of this stop-start performance of the markets, Putnam Global Sector Fund edged ahead of its benchmark. What drove this result?

Strong stock selection across most of the underlying sector funds was the primary factor leading to this result. In addition, our investment decisions in the small and midsize company space produced particularly good results versus the benchmark.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/14. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 15.

Global Sector Fund	5

The winter weather’s effects on the economy notwithstanding, how strong would you say the United States is fundamentally?

I would say the United States is doing better than is generally understood. One of the bright spots is the national deficit, which continues to improve at a dramatic pace. In the first four months of 2014, it improved by approximately $1 trillion on an annualized basis. At this rate, there could even be a surplus on the horizon — by as early as 2016, in my opinion.

This underappreciated change in the national debt outlook could have a significant impact on stock markets, which we believe could experience an expansion in multiples — meaning the price that investors are willing to pay for future company earnings could find room to rise. In addition, because we believe deficit reduction would reduce then need to slow government spending, it could also convey a measure of fiscal flexibility that would be likely, in our view, to drive faster GDP growth. Overall, that could bode well for stock investors in the coming quarters.

Considering U.S. company earnings in the early months of 2014, do you see strength or weakness?

At mid-single-digit growth, earnings continued to increase at a decent rate through the first quarter of 2014 — despite the weather-related economic weakness. Indeed, this overall earnings result was in line with expectations before the weather even became a factor for the U.S. economy. Coming out of the seasonal slowdown, we expect earnings to accelerate in the second quarter, particularly as the phase of weakness could have created a measure of pent-up consumer demand.

Allocations are shown as a percentage of the underlying funds’ net assets as of 4/30/14. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6	Global Sector Fund

Did any sectors perform dramatically better than others during the period?

Looking back over the past six months, we do note a market rotation away from growth-oriented “momentum” stocks toward more defensive sectors, such as health care and utilities, and other areas that may offer higher income yields. In our view, this may turn out to be a healthy short-term correction, particularly in light of the substantially positive performance experienced by growth stocks in 2013.

What is your assessment of economic and market conditions in Europe and Japan?

In Europe, economic conditions steadied but did not notably improve. As a result, the region is battling a cloud of uncertainty, which is exacerbated by a threat of deflation affecting a number of countries in the region.

On the positive side, the European Central Bank has vowed to act aggressively, if necessary, with fiscal as well as monetary policy, including a bond-buying program not unlike that employed by the U.S. Fed. In addition, sovereign borrowing costs in Europe have come down substantially since the worst days of the European sovereign debt crisis, so we expect the economic healing to continue to provide a positive backdrop to corporate operating conditions and business growth potential.

In Japan, the government’s structural economic reform agenda has been slow to take hold, and a tax hike instituted in April 2014 may exert downward pressure on the economy and markets. We think the Japanese economy can absorb the higher tax rate, but Japan has yet to shed the perception

Allocations are shown as a percentage of the fund’s net assets as of 4/30/14. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Global Sector Fund	7

that the government leadership there is engaging in highly experimental policy.

The start of 2014 saw a marked rise in geopolitical tension, particularly in Russia/Ukraine. What are your thoughts on these developments?

Geopolitical risk is something we continually monitor, and is never a factor that we can ultimately be free of as investors. In the case of Russia’s actions, we believe the absorption of Ukraine, together with the West’s complex interest in carefully imposing punitive sanctions, are like a slow-moving chess game that will generate more short-term noise than direct and long-term economic consequences.

From an investment perspective, we have found what we consider better opportunities elsewhere, such as the recovering real estate markets in Ireland, which have been building momentum off a historically deep trough. Having said that, we must stay cognizant of the potential for a major blowup of hostility in Eastern Europe as well as of the consequences that East/West political strife could have on European and global energy markets.

Which stocks or strategies were the top contributors to relative and absolute performance?

General Dynamics, a leading aerospace and defense company, was the top contributor. The company benefited from the continued demand for defense equipment in the United States, as well as international contracts. Changes in several senior leadership positions were announced before the period got under way, and the new leadership’s focus on cost management also helped the stock’s performance.

Another top contributor to fund performance was the stock of Actavis, a pharmaceutical company formed when Watson Pharmaceuticals acquired Actavis Group in November 2012. The management of Actavis continues to make acquisitions that will, in our view, further boost the company’s growth potential. In February 2014, Actavis announced the acquisition of Forest Laboratories, a U.S. specialty pharmaceutical company. Through its acquisitions, Actavis has been able to broaden its product line while also streamlining costs. In addition to its stock price advance, Actavis’s earnings have also grown, both organically and as a result of acquisitions.

Coway, a South Korea-based manufacturer of water and air purifiers, as well as other home and business waste-management tools, was also a top contributor to the fund’s results. The performance of Coway’s stock was driven by a significant improvement in the company’s profitability following a change in ownership to a private equity firm. In addition, Coway’s sales of air purifiers to Chinese consumers have been growing strongly. While this was not the key contributor to the company’s profit growth or its stock performance, we think it is a promising story for the company.

Which stocks or strategies detracted from the fund’s performance?

An out-of-benchmark position in China Southern Airlines, China’s largest airline, was the top detractor from relative and absolute returns. The airline’s profits suffered from a drop in demand during the period. Company officials hope rising income levels will spur more air travel, and they also indicated the possibility of adding to their list of longer-service routes.

Another detractor that we believe continues to offer attractive growth prospects is Tile Shop Holdings, a specialty retailer of stone tiles. The stock declined in response to an investigation into the accounting practices of one of its China-based subsidiaries. We believe that company management has responded appropriately, and that this was a short-term setback that won’t affect

8	Global Sector Fund

the company’s earnings potential over the long term.

Casino and arcade game maker Sega Sammy also detracted from returns. We bought this Japan-based stock because we believed the company would benefit from pending casino legalization in Japan. However, Japan’s casino legalization, which was anticipated to happen by June, has been delayed. In addition, the company’s core business, which centers on a certain types of slot machine games called pachinko and pachislot, was weaker than expected.

What is your outlook for global stock markets for the remainder of 2014?

At this point in 2014, it is clear that we find ourselves in a lower-return environment than was the case for much of 2013. But I would add that our research indicates that we are in the middle of the curve of historical valuations — that is, we believe that stocks continue to have upside potential that could last beyond 2014. In this environment, we firmly believe that active management focused on finding a fundamental research edge over consensus Wall Street opinion is both the key to beating the market and a prudent way to invest.

I would add that the emerging markets present a slowing economic backdrop, with China posing a major risk, particularly for countries that are heavily exposed to China’s economic fortunes.

In the United States, we appear to face a form of “good” inflation, where workers’ wages rather than commodity prices are on the rise. I should add that this form of inflation doesn’t come without risk — namely, if wages rise too high too fast, it could prompt earlier-than-expected Fed action in terms of raising short-term interest rates, which could be a negative for equity market performance.

Lastly, the rise in merger-and-acquisition activity could be a boon for stocks, and it reflects a renewal of corporate confidence. While undoubtedly deep, the scars of 2008 and 2009 may be fading as corporate board-rooms and CEOs are finally using the strength of their balance sheets to forge ahead.

Thank you, Aaron, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Putnam Global Sector Fund is managed by a team of senior equity analysts at Putnam: Sheba M. Alexander, CFA; Isabel Buccellati; Jacquelyne J. Cavanaugh; Kelsey Chen, Ph.D.; Steven W. Curbow; Christopher J. Eitzmann; Vivek Gandhi, CFA; Brian T. Hertzog; Greg Kelly; David Morgan; Ferat Ongoren; Walter D. Scully; and Di Yao. They are overseen by Aaron Cooper.

Portfolio Manager Aaron M. Cooper is Director of Global Equity Research at Putnam. He holds an A.B. from Harvard University. He joined Putnam in 2011 and has been in the investment industry since 1999.

Global Sector Fund	9

IN THE NEWS

An anticipated boom in capital spending by U.S. businesses may provide the nation’s economy with a much-needed boost in 2014. Capital expenditures this year are expected to increase by 10.3% among manufacturing companies and 10.8% among non-manufacturers, according to a recent forecast by the Business Survey Committee of the Institute for Supply Management (ISM). A rise in business investment — upgrading factories and industrial buildings, as well as buying new equipment and machinery — could provide a major catalyst to economic and corporate earnings growth. Since the 2008 financial crisis, most companies with extra cash have deployed it to repair balance sheets or have returned it to shareholders through stock buybacks or higher dividends. Today, some investors would rather see companies devote that capital to expand their operations.

10	Global Sector Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/31/10)		(3/31/10)		(3/31/10)		(3/31/10)		(3/31/10)	(3/31/10)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	52.93%	44.14%	48.09%	46.09%	48.23%	48.23%	49.70%	44.46%	51.26%	54.43%
Annual average	10.96	9.37	10.09	9.73	10.12	10.12	10.39	9.43	10.67	11.23

3 years	27.87	20.52	24.85	21.85	24.96	24.96	25.85	21.45	26.78	28.78
Annual average	8.54	6.42	7.68	6.81	7.71	7.71	7.97	6.69	8.23	8.80

1 year	19.76	12.88	18.74	13.74	18.89	17.89	19.17	15.00	19.39	20.05

6 months	6.58	0.45	6.18	1.18	6.13	5.13	6.27	2.55	6.40	6.67

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 4/30/14

MSCI World Index (ND)

Life of fund	53.49%
Annual average	11.06

3 years	29.78
Annual average	9.08

1 year	16.62

6 months	6.32

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Global Sector Fund	11

Fund price and distribution information For the six-month period ended 4/30/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.260		$0.205	$0.189	$0.201		$0.228	$0.283

Capital gains — Long-term	0.476		0.476	0.476	0.476		0.476	0.476

Total	$0.736		$0.681	$0.665	$0.677		$0.704	$0.759

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

10/31/13	$12.44	$13.20	$12.29	$12.30	$12.38	$12.83	$12.41	$12.47

4/30/14	12.51	13.27	12.36	12.38	12.47	12.92	12.49	12.53

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/14

	Class A		Class B		Class C		Class M		Class R	Class Y

(inception dates)	(3/31/10)		(3/31/10)		(3/31/10)		(3/31/10)		(3/31/10)	(3/31/10)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	53.05%	44.25%	48.45%	45.45%	48.47%	48.47%	49.94%	44.69%	51.50%	54.56%
Annual average	11.23	9.59	10.38	9.82	10.39	10.39	10.66	9.68	10.94	11.50

3 years	33.80	26.10	30.76	27.76	30.77	30.77	31.68	27.07	32.76	34.74
Annual average	10.19	8.04	9.35	8.51	9.35	9.35	9.61	8.31	9.91	10.45

1 year	23.20	16.12	22.26	17.26	22.31	21.31	22.58	18.29	22.91	23.49

6 months	11.03	4.65	10.67	5.67	10.62	9.62	10.73	6.86	10.95	11.22

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

12	Global Sector Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 10/31/13*	1.31%	2.06%	2.06%	1.81%	1.56%	1.06%

Total annual operating expenses
for the fiscal year ended
10/31/13	2.29%	3.04%	3.04%	2.79%	2.54%	2.04%

Annualized expense ratio for the
six-month period ended 4/30/14	0.25%	1.00%	1.00%	0.75%	0.50%	0.00%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees of 1.06%, which is not included in the financial highlight or annualized expense ratios. Expenses are shown as a percentage of average net assets. Reflects Putnam Management’s contractual obligation to limit expenses through 2/28/15.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2013, to April 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$1.28	$5.11	$5.11	$3.84	$2.56	$0.00

Ending value (after expenses)	$1,065.80	$1,061.80	$1,061.30	$1,062.70	$1,064.00	$1,066.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Global Sector Fund	13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2014, use the following calculation method. To find the value of your investment on November 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$1.25	$5.01	$5.01	$3.76	$2.51	$0.00

Ending value (after expenses)	$1,023.55	$1,019.84	$1,019.84	$1,021.08	$1,022.32	$1,024.79

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	Global Sector Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Global Sector Fund	15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2014, Putnam employees had approximately $458,000,000 and the Trustees had approximately $110,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Global Sector Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Global Sector Fund	17

The fund’s portfolio 4/30/14 (Unaudited)

	Shares	Value

Global Sector Funds 99.5%*
Putnam Global Consumer Fund Class Y †††	81,729	$1,565,925

Putnam Global Financials Fund Class Y †††	97,250	1,485,004

Putnam Global Health Care Fund Class Y †††	13,450	831,911

Putnam Global Industrials Fund Class Y †††	40,677	818,011

Putnam Global Natural Resources Fund Class Y †††	48,402	1,142,280

Putnam Global Technology Fund Class Y †††	43,990	871,880

Putnam Global Telecommunications Fund Class Y †††	14,035	252,918

Putnam Global Utilities Fund Class Y †††	19,224	241,263

Total global sector funds (cost $6,542,955)		$7,209,192

Fixed Income Funds 0.5%*
Putnam Money Market Fund Class A †††	34,331	$34,331

Total fixed income funds (cost $34,331)		$34,331

Total investments (cost $6,577,286)		$7,243,523

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2013 through April 30, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent “Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.”

* Percentages indicated are based on net assets of $7,242,406

††† Affiliated company (Note 5).

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Global sector funds	$7,209,192	$—	$—

Fixed income funds	34,331	—	—

Totals by level	$7,243,523	$—	$—

The accompanying notes are an integral part of these financial statements.

18	Global Sector Fund

Statement of assets and liabilities 4/30/14 (Unaudited)

ASSETS

Investment in affiliated underlying Putnam Funds, at value (Note 1):
Affiliated underlying Putnam Funds (identified cost $6,577,286) (Note 5)	$7,243,523

Receivable for shares of the fund sold	1,744

Receivable for investments sold	1,574

Prepaid assets	53,472

Total assets	7,300,313

LIABILITIES

Payable for investments purchased	3,318

Payable for distribution fees (Note 2)	1,224

Payable for auditing and tax fees	9,777

Payable for reports to shareholders	6,946

Other accrued expenses	1,562

Deferred reimbursal from Manager (Note 2)	35,080

Total liabilities	57,907

Net assets	$7,242,406

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$6,321,799

Distributions in excess of net investment income (Note 1)	(116,181)

Accumulated net realized gain on investments (Note 1)	370,551

Net unrealized appreciation of investments	666,237

Total — Representing net assets applicable to capital shares outstanding	$7,242,406

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($2,991,439 divided by 239,217 shares)	$12.51

Offering price per class A share (100/94.25 of $12.51)*	$13.27

Net asset value and offering price per class B share ($299,023 divided by 24,189 shares)**	$12.36

Net asset value and offering price per class C share ($401,256 divided by 32,414 shares)**	$12.38

Net asset value and redemption price per class M share ($20,682 divided by 1,658 shares)	$12.47

Offering price per class M share (100/96.50 of $12.47)*	$12.92

Net asset value, offering price and redemption price per class R share
($16,682 divided by 1,335 shares)†	$12.49

Net asset value, offering price and redemption price per class Y share
($3,513,324 divided by 280,435 shares)	$12.53

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Global Sector Fund	19

Statement of operations Six months ended 4/30/14 (Unaudited)

INVESTMENT INCOME

Income distributions from underlying Putnam Fund shares (Note 5)	$28,184

Total investment income	28,184

EXPENSES

Distribution fees (Note 2)	6,898

Registration fees	18,773

Reports to shareholders	7,820

Auditing and tax fees	9,776

Other	1,182

Fees waived and reimbursed by Manager (Note 2)	(37,551)

Total expenses	6,898

Net investment income	21,286

Net realized gain on sales of underlying Putnam Fund shares (Notes 1 and 3)	179,797

Capital gain distribution from underlying Putnam Fund shares	276,873

Net unrealized depreciation of underlying Putnam Fund shares during the period	(50,438)

Net gain on investments	406,232

Net increase in net assets resulting from operations	$427,518

The accompanying notes are an integral part of these financial statements.

20 Global Sector Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 4/30/14*	Year ended 10/31/13

Operations:
Net investment income	$21,286	$18,188

Net realized gain on investments	456,670	233,767

Net unrealized appreciation (depreciation) of investments	(50,438)	687,338

Net increase in net assets resulting from operations	427,518	939,293

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(49,254)	(12,335)

Class B	(5,241)	(437)

Class C	(5,626)	(479)

Class M	(308)	(66)

Class R	(279)	(92)

Class Y	(74,609)	(13,015)

From net realized long-term gain on investments
Class A	(90,173)	(59,371)

Class B	(12,169)	(4,690)

Class C	(14,170)	(10,541)

Class M	(728)	(602)

Class R	(582)	(525)

Class Y	(125,492)	(46,663)

Redemption fees (Note 1)	—	18

Increase from capital share transactions (Note 4)	1,041,966	2,678,299

Total increase in net assets	1,090,853	3,468,794

NET ASSETS

Beginning of period	6,151,553	2,682,759

End of period (including distributions in excess of net
investment income of $116,181 and $2,150, respectively)	$7,242,406	$6,151,553

* Unaudited

The accompanying notes are an integral part of these financial statements.

Global Sector Fund	21

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio of
			Net realized			From						of expenses	net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A
April 30, 2014**	$12.44	.03	.78	.81	(.26)	(.48)	(.74)	—	$12.51	6.58*	$2,991	.12*	.28*	12*
October 31, 2013	10.32	.06	2.64	2.70	(.10)	(.48)	(.58)	— [e]	12.44	27.56	2,257.25		.56	52
October 31, 2012	9.77	.16	.82	.98	(.24)	(.19)	(.43)	— [e]	10.32	10.62	1,339.25		1.62	50
October 31, 2011	10.37	.08	(.25)	(.17)	(.41)	(.02)	(.43)	— [e]	9.77	(1.94)	1,520.25		.78	24
October 31, 2010†	10.00	(.01)	.38	.37	—	—	—	— [e]	10.37	3.70*	876	.15*	(.06)*	14*

Class B
April 30, 2014**	$12.29	(.01)	.77	.76	(.21)	(.48)	(.69)	—	$12.36	6.18*	$299	.50*	(.07)*	12*
October 31, 2013	10.22	(.04)	2.62	2.58	(.03)	(.48)	(.51)	— [e]	12.29	26.46	287	1.00	(.39)	52
October 31, 2012	9.68	.11	.80	.91	(.18)	(.19)	(.37)	— [e]	10.22	9.79	99	1.00	1.09	50
October 31, 2011	10.32	— [e]	(.25)	(.25)	(.37)	(.02)	(.39)	— [e]	9.68	(2.66)	99	1.00	(.02)	24
October 31, 2010†	10.00	(.05)	.36	.31	—	—	—	.01	10.32	3.20*	46	.59*	(.51)*	14*

Class C
April 30, 2014**	$12.30	(.01)	.76	.75	(.19)	(.48)	(.67)	—	$12.38	6.13*	$401	.50*	(.07)*	12*
October 31, 2013	10.21	(.02)	2.61	2.59	(.02)	(.48)	(.50)	— [e]	12.30	26.57	362	1.00	(.16)	52
October 31, 2012	9.68	.09	.82	.91	(.19)	(.19)	(.38)	— [e]	10.21	9.84	250	1.00	.96	50
October 31, 2011	10.32	(.02)	(.23)	(.25)	(.37)	(.02)	(.39)	— [e]	9.68	(2.65)	227	1.00	(.15)	24
October 31, 2010†	10.00	(.05)	.36	.31	—	—	—	.01	10.32	3.20*	71	.59*	(.52)*	14*

Class M
April 30, 2014**	$12.38	.01	.76	.77	(.20)	(.48)	(.68)	—	$12.47	6.27*	$21	.37*	.05*	12*
October 31, 2013	10.28	.01	2.62	2.63	(.05)	(.48)	(.53)	— [e]	12.38	26.86	19.75		.05	52
October 31, 2012	9.72	.15	.78	.93	(.18)	(.19)	(.37)	— [e]	10.28	10.06	13.75		1.54	50
October 31, 2011	10.34	.04	(.27)	(.23)	(.37)	(.02)	(.39)	— [e]	9.72	(2.43)	15.75		.42	24
October 31, 2010†	10.00	(.04)	.37	.33	—	—	—	.01	10.34	3.40*	16	.44*	(.38)*	14*

Class R
April 30, 2014**	$12.41	.02	.77	.79	(.23)	(.48)	(.71)	—	$12.49	6.40*	$17	.25*	.17*	12*
October 31, 2013	10.31	.04	2.63	2.67	(.09)	(.48)	(.57)	— [e]	12.41	27.18	15.50		.35	52
October 31, 2012	9.76	.15	.80	.95	(.21)	(.19)	(.40)	— [e]	10.31	10.29	11.50		1.49	50
October 31, 2011	10.35	.07	(.26)	(.19)	(.38)	(.02)	(.40)	— [e]	9.76	(2.08)	10.50		.70	24
October 31, 2010†	10.00	(.02)	.36	.34	—	—	—	.01	10.35	3.50*	10	.30*	(.22)*	14*

Class Y
April 30, 2014**	$12.47	.05	.77	.82	(.28)	(.48)	(.76)	—	$12.53	6.67*	$3,513	—*	.43*	12*
October 31, 2013	10.35	.06	2.68	2.74	(.14)	(.48)	(.62)	— [e]	12.47	27.90	3,212	—	.57	52
October 31, 2012	9.80	.19	.82	1.01	(.27)	(.19)	(.46)	— [e]	10.35	10.86	972	—	1.92	50
October 31, 2011	10.38	.11	(.25)	(.14)	(.42)	(.02)	(.44)	— [e]	9.80	(1.63)	458	—	1.08	24
October 31, 2010†	10.00	.01	.36	.37	—	—	—	.01	10.38	3.80*	371	—*	.08*	14*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

22 Global Sector Fund	Global Sector Fund	23

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period March 31, 2010 (commencement of operations) to October 31, 2010.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Expense ratios do not include expenses of the underlying funds.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses of each class reflect a reduction of the following amount (Note 2).

Percentage of
average net assets

April 30, 2014	0.55%

October 31, 2013	0.98

October 31, 2012	1.31

October 31, 2011	3.53

October 31, 2010	10.58

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

24 Global Sector Fund

Notes to financial statements 4/30/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2013 through April 30, 2014.

Putnam Global Sector Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation. Putnam Management allocates the fund’s assets among eight Putnam global sector funds to provide exposure to sectors of the global market in approximately the same proportions as the sector weightings in the MSCI World Index. The fund may also invest in money market securities or affiliated money market or short-term fixed income funds for cash management.

These financial statements report on the fund, which may invest in certain Putnam Funds (the underlying Putnam Funds) which are managed by Putnam Management. The fund may invest in Putnam Money Market Fund, which is a diversified fund, along with the following non-diversified funds: Putnam Global Consumer Fund, Putnam Global Financials Fund, Putnam Global Health Care Fund, Putnam Global Industrials Fund, Putnam Global Natural Resources Fund, Putnam Global Technology Fund, Putnam Global Telecommunications Fund, and Putnam Global Utilities Fund. The financial statements of the underlying Putnam Funds contain additional information about the expenses and investments of the underlying Putnam Funds and are available upon request.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before January 2, 2013 and held for 90 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after January 2, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Global Sector Fund	25

Security valuation The price of the fund’s shares are based on its net asset value (NAV), which is in turn based on the NAVs of the underlying Putnam Funds in which it invests, which are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). The NAVs of the underlying Putnam Funds are determined based on the policies contained in each of the underlying Putnam Fund’s financial statements. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

Security transactions and related investment income Security transactions, which consist of shares of the underlying Putnam Funds, are recorded on the trade date (date the order to buy or sell is executed). Gains or losses from the sale of the underlying Putnam Funds are determined on the identified cost basis. Income and capital gain distributions from the underlying Putnam Funds are recorded on the ex-dividend date.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $2,150 of late year ordinary losses (ordinary losses recognized between January 1, 2013 and October 31, 2013) to its fiscal year ending October 31, 2014.

The aggregate identified cost on a tax basis is $6,662,900, resulting in gross unrealized appreciation and depreciation of $593,558 and $12,935, respectively, or net unrealized appreciation of $580,623.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

26 Global Sector Fund

Note 2: Management fee, administrative services and other transactions

The fund does not pay a management fee to Putnam Management.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract as described above.

Putnam Management has contractually agreed to reimburse the fund for other expenses (not including brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s distribution plan) through February 28, 2015. This expense limitation remains in place under the interim management contract described above. During the reporting period, the fund’s expenses were reduced by $37,551 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$3,237	Class M	73

Class B	1,636	Class R	39

Class C	1,913	Total	$6,898

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1,651 and $4 from the sale of class A and class M shares, respectively, and received no monies and $7 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of underlying Putnam Funds aggregated $1,790,604 and $828,858, respectively.

Global Sector Fund	27

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized.

Transactions in capital shares were as follows:

	Six months ended 4/30/14		Year ended 10/31/13

Class A	Shares	Amount	Shares	Amount

Shares sold	68,093	$837,867	94,413	$1,072,676

Shares issued in connection with
reinvestment of distributions	11,298	139,075	7,135	71,706

	79,391	976,942	101,548	1,144,382

Shares repurchased	(21,612)	(267,551)	(49,854)	(540,734)

Net increase	57,779	$709,391	51,694	$603,648

	Six months ended 4/30/14		Year ended 10/31/13

Class B	Shares	Amount	Shares	Amount

Shares sold	6,152	$75,404	16,658	$189,484

Shares issued in connection with
reinvestment of distributions	1,382	16,861	513	5,127

	7,534	92,265	17,171	194,611

Shares repurchased	(6,694)	(80,464)	(3,465)	(40,086)

Net increase	840	$11,801	13,706	$154,525

	Six months ended 4/30/14		Year ended 10/31/13

Class C	Shares	Amount	Shares	Amount

Shares sold	2,916	$35,720	12,794	$145,041

Shares issued in connection with
reinvestment of distributions	1,621	19,796	1,102	11,020

	4,537	55,516	13,896	156,061

Shares repurchased	(1,557)	(19,086)	(8,924)	(94,124)

Net increase	2,980	$36,430	4,972	$61,937

	Six months ended 4/30/14		Year ended 10/31/13

Class M	Shares	Amount	Shares	Amount

Shares sold	65	$805	215	$2,330

Shares issued in connection with
reinvestment of distributions	84	1,036	66	668

	149	1,841	281	2,998

Shares repurchased	—	—	(2)	(24)

Net increase	149	$1,841	279	$2,974

	Six months ended 4/30/14		Year ended 10/31/13

Class R	Shares	Amount	Shares	Amount

Shares sold	68	$858	94	$1,102

Shares issued in connection with
reinvestment of distributions	70	861	61	617

	138	1,719	155	1,719

Shares repurchased	—	—	(42)	(505)

Net increase	138	$1,719	113	$1,214

28 Global Sector Fund

	Six months ended 4/30/14		Year ended 10/31/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	12,686	$157,255	187,607	$2,134,911

Shares issued in connection with
reinvestment of distributions	16,242	200,101	5,938	59,678

	28,928	357,356	193,545	2,194,589

Shares repurchased	(6,188)	(76,572)	(29,717)	(340,588)

Net increase	22,740	$280,784	163,828	$1,854,001

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percent of ownership	Value

Class M	1,200	72.4%	$14,964

Class R	1,211	90.7%	15,125

Note 5: Affiliated transactions

Transactions during the reporting period with a company which are under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

	Fair value
	at the					Fair value at
	beginning of					the end of
	the reporting	Purchase	Sale	Investment	Capital gain	the reporting
Name of affiliates	period	cost	proceeds	income	distributions	period

Putnam Global
Consumer Fund
Class Y	$1,382,346	$399,894	$159,430	$6,951	$96,242	$1,565,925

Putnam Global
Financials Fund
Class Y	1,284,875	366,613	169,692	12,586	41,076	1,485,004

Putnam Global
Health Care Fund
Class Y	670,623	243,294	98,002	4,048	70,349	831,911

Putnam Global
Industrials Fund
Class Y	697,953	221,365	107,987	—	54,686	818,011

Putnam Global
Natural Resources
Fund Class Y	938,388	223,443	114,167	—	—	1,142,280

Putnam Global
Technology Fund
Class Y	719,383	182,582	90,393	—	—	871,880

Putnam Global
Telecommunications
Fund Class Y	229,097	78,217	43,652	1,862	14,520	252,918

Putnam Global
Utilities Fund Class Y	201,435	58,774	35,127	2,736	—	241,263

Putnam Money
Market Fund Class A	28,317	16,422	10,408	1	—	34,331

Totals	$6,152,417	$1,790,604	$828,858	$28,184	$276,873	$7,243,523

Global Sector Fund 29

Note 6: Market, credit and other risks

In the normal course of business, the underlying Putnam Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The underlying Putnam funds may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The underlying Putnam Funds may invest in foreign securities that involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The financial statements of the underlying Putnam Funds contain additional information about the risks associated with the underlying Putnam Funds’ investments and are available upon request.

30 Global Sector Fund

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	5,415,154,963	14,207,845

Ravi Akhoury	5,415,184,974	14,177,833

Barbara M. Baumann	5,415,851,291	13,511,517

Jameson A. Baxter	5,415,767,570	13,595,238

Charles B. Curtis	5,415,854,394	13,508,413

Robert J. Darretta	5,416,022,043	13,340,765

Katinka Domotorffy	5,415,419,173	13,943,635

John A. Hill	5,415,885,634	13,477,174

Paul L. Joskow	5,416,010,424	13,352,383

Kenneth R. Leibler	5,415,817,292	13,545,516

Robert E. Patterson	5,415,985,292	13,377,516

George Putnam, III	5,415,959,400	13,403,408

Robert L. Reynolds	5,416,108,530	13,254,278

W. Thomas Stephens	5,415,918,406	13,444,402

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

298,562	1,757	7,093	54,047

A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

5,234,359,081	33,570,449	18,267,087	143,166,192

All tabulations are rounded to the nearest whole number.

Global Sector Fund	31

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

32 Global Sector Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Robert R. Leveille
	Charles B. Curtis	Vice President and
Investment Sub-Manager	Robert J. Darretta	Chief Compliance Officer
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Michael J. Higgins
London, England SW1A 1LD	Paul L. Joskow	Vice President, Treasurer,
	Kenneth R. Leibler	and Clerk
Investment Sub-Advisor	Robert E. Patterson
The Putnam Advisory	George Putnam, III	Janet C. Smith
Company, LLC	Robert L. Reynolds	Vice President,
One Post Office Square	W. Thomas Stephens	Principal Accounting Officer,
Boston, MA 02109		and Assistant Treasurer
Officers
Marketing Services	Robert L. Reynolds	Susan G. Malloy
Putnam Retail Management	President	Vice President and
One Post Office Square		Assistant Treasurer
Boston, MA 02109	Jonathan S. Horwitz
	Executive Vice President,	James P. Pappas
Custodian	Principal Executive Officer, and	Vice President
State Street Bank	Compliance Liaison
and Trust Company		Mark C. Trenchard
	Steven D. Krichmar	Vice President and
Legal Counsel	Vice President and	BSA Compliance Officer
Ropes & Gray LLP	Principal Financial Officer
Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Global Sector Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA730
287960 6/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 26, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 26, 2014